NATIONAL ADVANTAGE VARIABLE ANNUITY PROSPECTUS
                   Flexible Premium Deferred Variable Annuity
               issued by: Midland National Life Insurance Company
              through the Midland National Life Separate Account C

                        Supplement dated October 31, 2006
                         to Prospectus Dated May 1, 2006

This supplement alters the prospectus for the National Advantage Variable Annuity in the following manner:

In the Guaranteed Income 5 Rider section, in the first paragraph of the subsection titled "Step-Up Provisions" on page 53, insert the following at the end of the first paragraph:

By current Company practice, We will automatically step-up your GPB if:

      a) Your accumulation value is greater than the GPB after any bonus credit; and

      b) The rider charge We are currently charging for new issues is less than or equal to Your current charge for this rider.

This practice is not guaranteed. However, if You elect(ed) this rider prior to or while this company practice is in effect, We guarantee that you will receive this company practice for the life of the rider.

In the Guaranteed Income 5 Rider section, on page 55 under the "Bonus Credit Provision" Section, above the "See Appendix II" sentence add the following paragraph:

Spousal Continuance Provision:
If the surviving spouse of the Owner or an Annuitant is the covered person and the beneficiary, the spouse can continue to take the GPA amount until the GPB is depleted or the spouse dies, whichever occurs first, or the surviving spouse can take LPA withdrawals, if available, until the spouse dies.

If the surviving spouse is not the covered person, but is the beneficiary, the spouse can continue to receive the GPA amount until the GPB is depleted or the spouse dies, whichever occurs first and the LPA will be set to zero. However, by current company practice, the LPA will be available to the surviving spouse but will be recalculated. The LPA will be equal to 5% of the GPB at the later of:

      a) The contract anniversary following the day we receive notification of the death of the covered person; or;

      b) The contract anniversary following the day the surviving spouse has reached age 65.

The surviving spouse can take LPA withdrawals until the spouse dies.

This practice is not guaranteed. However, if You elect(ed) this rider prior to or while this company practice is in effect, We guarantee that you will receive this company practice for the life of the rider.

In the Guaranteed Income 5 Rider section, on page 56 under the paragraph that begins "This Rider Will Terminate" Add the following sentence to the end of the first bullet:

If the surviving spouse continues to take LPA withdrawals, if available, the rider will terminate on the death of the spouse (See Spousal Continuance Provision).